                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 15, 2004

                           Elcom International, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

      Delaware                         000-27376                 04-3175156
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
  of Incorporation)                   File Number)           Identification No.)

           10 Oceana Way Norwood, Massachusetts                         02062
--------------------------------------------------------------------------------
           (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code (781) 440-3333

                                       N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On November 15, 2004, Elcom International, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2004. A copy of the press release containing the announcement regarding the third quarter financial results is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      The press release furnished with this Current Report on Form 8-K provides details not included in previously issued reports and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended and is not to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.                            Description
-----------                            -----------
   99.1      Press Release of Elcom International, Inc., dated November 15, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ELCOM INTERNATIONAL, INC.

Date   November 15, 2004

                                                 By  /s/ Laurence F. Mulhern
                                                     ---------------------------
                                                     Laurence F. Mulhern
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.               Description
-----------               -----------
  99.1            Press Release of Elcom International, Inc., dated November 15, 2004

                                      E-1